SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): October 11, 2001

                  Franklin Street Partners Limited Partnership
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               (Exact Name of Registrant as Specified in Charter)

                                  Massachusetts
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                 (State or Other Jurisdiction of Incorporation)

            000-32615                                    04-2724223

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        (Commission File Number)            (I.R.S. Employer Identification No.)

          401 Edgewater Place,
          Suite 200
          Wakefield, MA                                  01880-6210
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (781) 557-1300

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              (Registrant's Telephone Number, Including Area Code)

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                                 Not Applicable

                                 ---------------
          (Former Name or Former Address, if Changed Since Last Report)
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Item 4.     Changes In Registrant's Certifying Accountant

      On October 11, 2001, Franklin Street Partners Limited Partnership ("Franklin Street") dismissed BDO Seidman, LLP as its independent certified public accountant. The reports of BDO Seidman on Franklin Street's financial statements for the fiscal years ended December 31, 2000 and 1999 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2000 and 1999 and any subsequent interim period preceding the dismissal, there were (i) no disagreements with BDO Seidman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Seidman, would have caused it to make reference to the subject matter of the disagreements in connection with its reports and (ii) no reportable events as defined in Regulation S-K Item 304(a)(1)(iv). The executive officers of FSP General Partner LLC, the general partner of Franklin Street, approved the change of accountants.

      Franklin Street solicited proposals from various accounting firms and following review of such proposals engaged PricewaterhouseCoopers LLP to act as Franklin Street's independent certified public accountants effective October 11, 2001. During the fiscal years ended December 31, 2000 and 1999 and any subsequent interim period preceding the engagement, Franklin Street did not consult PricewaterhouseCoopers regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Franklin Street's financial statements, or any matter that was the subject of a disagreement or a reportable event.

Item  7.    Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits

            16.1 Letter from BDO Seidman, LLP dated October 15, 2001 addressed to the Securities and Exchange Commission


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FRANKLIN STREET PARTNERS LIMITED
                                    PARTNERSHIP

Date: October 16, 2001              By: /s/  George J. Carter

                                        George J. Carter
                                        President of FSP General Partner LLC,
                                        its general partner


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Exhibit Index

Exhibit Number   Description

16.1 Letter from BDO Seidman, LLP dated October 15, 2001 addressed to the Securities and Exchange Commission


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